UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Ryerson Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34735	26-1251524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 W. Monroe St. 27th Floor
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 292-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Eva M. Kalawski and Mary Ann Sigler were not nominated for re-election to the Board of Directors of Ryerson Holding Corporation (“Ryerson” or the “Company”), and effective as of April 25, 2024, each ceased to serve as directors of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting.

PROPOSAL 1: Election of Class I Directors

Name	For	Withheld/Abstain	Broker Non-Votes
Court D. Carruthers	26,931,031	3,168,715	2,130,458
Michelle Kumbier	30,231,430	74,407	1,924,367
Karen Leggio	30,231,255	74,582	1,924,367

The following directors continued in office after the Annual Meeting: Kirk K. Calhoun, Jacob Kotzubei, Edward J. Lehner, Stephen P. Larson and Philip E. Norment.

PROPOSAL 2: Ratification of the appointment of Ernst & Young LLP as Ryerson’s independent registered public accounting firm for 2024.

For	Against	Abstain
31,906,315	283,619	40,270

PROPOSAL 3: The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers described under the heading Executive Compensation in our proxy statement (“say-on-pay” vote).

For	Against	Abstain	Broker Non-Votes
30,046,807	249,017	10,012	1,924,368

PROPOSAL 4: The adoption of an advisory resolution that a non-binding, advisory vote to approve the compensation of our named executive officers be held every year. (“say-when-on-pay” vote).

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
2,907,500	47,478	27,344,348	6,509	1,924,369

In accordance with the wishes of its stockholders, Ryerson will hold a vote on the compensation of named executive officers once every year.

Item 9.01 Financial Statements and Exhibits.

99.1	Ryerson Holding Corporation press release dated April 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON HOLDING CORPORATION

Date:	April 29, 2024	By:	/s/ James J. Claussen
James J. Claussen Executive Vice President and Chief Financial Officer